Exhibit 4

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, Charles D. Browning (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 28 , 2009

/s/ Charles D. Browning
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, Kathleen Earley (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 30 , 2009

/s/ Kathleen Earley
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, George Kelly (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 30 , 2009

/s/ George Kelly
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, William Luby (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 27 , 2009

/s/ William Luby
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, Ali Marashi (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 28 , 2009

/s/ Ali Marashi
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, Arthur Matin (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 30 , 2009

/s/ Arthur Matin
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, Clayton Mynard (the “Insider”), has authorized and designated Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 30 , 2009

/s/ Clayton Mynard
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, Keith Olsen (the “Insider”), has authorized and designated Clayton Mynard and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 28 , 2009

/s/ Keith Olsen
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, George Pollock, Jr. (the “Insider”), has authorized and designated Clayton Mynard and Keith Olsen. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 30 , 2009

/s/ George Pollock
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, William Roach (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 30 , 2009

/s/ William Roach
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, Ernest Sampera (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 27 , 2009

/s/ Ernest Sampera
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, G. Michael Sievert (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 29 , 2009

/s/ G. Michael Sievert
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, Michael Sileck (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 30 , 2009

/s/ Michael Sileck
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, M. Alex White (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October 27 , 2009

/s/ M. Alex White
Signature

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, CEA CAPITAL PARTNERS USA, L.P. (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October  28,  2009

CEA CAPITAL PARTNERS USA, L.P.
By:	Seaport Capital, LLC
Its authorized representative

By:	/s/ Howard M. Kaufman

Name:	Howard M. Kaufman
Title:	Chief Financial Officer

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, CEA CAPITAL PARTNERS USA CI, L.P. (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October  28,  2009

CEA CAPITAL PARTNERS USA CI, L.P.
By:	Seaport Capital, LLC
Its authorized representative

By:	/s/ Howard M. Kaufman

Name:	Howard M. Kaufman
Title:	Chief Financial Officer

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, SEAPORT CAPITAL PARTNERS II, L.P. (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October  28,  2009

SEAPORT CAPITAL PARTNERS II, L.P.
By:	Seaport Capital, LLC
Its authorized representative

By:	/s/ Howard M. Kaufman

Name:	Howard M. Kaufman
Title:	Chief Financial Officer

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, CAPSTREET II, L.P. (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October  30 , 2009

CAPSTREET II, L.P.
By:	Capstreet GP II, LLC
Its general partner
	By:	The CapStreet Group, LLC
Its general partner

By:	/s/ Katherine L. Kohlmeyer

Name:	Katherine L. Kohlmeyer
Title:	Chief Financial Officer

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, CAPSTREET GP II, L.P. (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October  30 , 2009

CAPSTREET GP II, L.P.
By:	The CapStreet Group, LLC
Its general partner

By:	/s/ Katherine L. Kohlmeyer

Name:	Katherine L. Kohlmeyer
Title:	Chief Financial Officer

LIMITED POWER OF ATTORNEY

This Statement confirms that the undersigned, CAPSTREET GROUP, LLC (the “Insider”), has authorized and designated Clayton Mynard, Keith Olsen and George Pollock, Jr. and each of them (each of the foregoing is referred to as an “Authorized Signer”) to execute and file on the Insider’s behalf any and all Schedule 13Ds (including any amendments thereto) that the Insider may be required to file with the United States Securities and Exchange Commission as a result of the Insider’s ownership of shares of Switch & Data Facilities Company, Inc. (the “Company”) including without limitation any Joint Filing Agreement under Rule 13d-1(k) of the Securities Exchange Act of 1934.

The authority of the Authorized Signers under this Confirming Statement shall continue until the Insider is no longer required to file Schedule 13Ds regard to the Insider’s ownership of, or transactions in, securities of the Company, unless revoked in writing. The Insider acknowledges that none of the Authorized Signers is assuming any of the Insider’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

Date: October  30 , 2009

CAPSTREET GROUP, LLC

By:	/s/ Katherine L. Kohlmeyer

Name:	Katherine L. Kohlmeyer
Title:	Chief Financial Officer